UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC  20549

                                  FORM 8-K


                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


              Date of Report (Date of earliest event reported):
                               FEBRUARY 16, 2006


                    FIRST AMERICAN CAPITAL CORPORATION
             (Exact name of company as specified in its charter)


	KANSAS			   0-25679		    48-1187574
(State or other jurisdiction (Commission file number)     (IRS Employer
       of incorporation)			       Identification Number)

                       1303 S.W. First American Place
                   (Address of principal executive offices)


                            Topeka, Kansas 66604
                         (City, State and Zip Code)


                               (785) 267-7077
              (Registrant's telephone number, including area code)

         (Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On November 12, 2003, First American Capital Corporation (the "Company") filed a petition in the District Court of Shawnee County, Kansas asserting claims against Rickie D. Meyer ("Meyer"), the Company's former President, arising, in part, out of Meyer's employment with the Company. Among other things, the Company sought to recover expense reimbursements previously paid to Meyer and Company funds allegedly misappropriated by Meyer. The petition alleged that Meyer misappropriated funds from the Company by fraudulently altering a check made payable to the Company. The Company also sought to have Meyer reimburse it for the amount it paid another insurance company in settlement of a claim. On August 8, 2003, the Company settled a claim that it had breached various marketing agreements with AF&L, a long-term care insurance company, and certain of its affiliates, through the payment to AF&L of $150,000 plus $15,000 in attorney fees. The petition asserted that Meyer entered into the marketing agreements despite knowing that the Company could not perform on the financial requirements of the agreements and without the knowledge, approval or authorization of the Company's Board of Directors.

On December 12, 2003, Meyer filed an Answer and Counterclaim against the Company asserting claims for defamation and breach of employment agreement. Meyer sought damages in excess of $75,000 plus interest and costs on his defamation claims. Meyer sought damages in the amount of $250,000 for an alleged breach of a provision in his employment agreement regarding severance pay. Meyer also sought additional damages in excess of $75,000 for an alleged breach of a provision in his employment agreement relating to payment of residual commissions.

On August 1, 2005, the District Court of Shawnee County, Kansas entered an order, by agreement, submitting the claims to binding arbitration. The arbitration commenced on November 7, 2005 and concluded on November 10, 2005. Following the conclusion of the arbitration, the parties entered into a settlement agreement, pursuant to which the parties agreed to a net payment from the Company to Meyer in an aggregate amount of $38,500. Based on this settlement agreement between the parties, an award was made by the arbitrator, pursuant to which Meyer was to receive $38,500 from the Company. Pursuant to such arbitration award, judgment was entered by the District Court of Shawnee County, Kansas on February 16, 2006, with Meyer receiving $38,500 from the Company. This award amount has been paid by the Company to Meyer.

SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


            		First American Capital Corporation
            			(Registrant)


Date: 2/23/2006	             By:/s/ Harland E. Priddle
            			Harland E. Priddle
            			Chairman of the Board of Directors